Exhibit 23.1

                       [Letterhead of DeAngelis & Higgins]

The Board of Directors
WorldWater Corp.
Pennington Business Park
55 Route 31 South
Pennington, New Jersey 08534

We consent to the use of our report included in the Annual Report on Form 10-KSB for the year ended December 31, 1999 incorporated herein by reference.

                                                 /s/ DeAngelis & Higgins
                                                 -------------------------------
                                                     DeAngelis & Higgins, L.L.C.
Cranbury, New Jersey
January 18, 2000